                                                                    Exhibit 99.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350)

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (18  U.S.C.ss.1350),
the  undersigned,  Jamie  B.  Coulter,  Chief  Financial  Officer  of Lone  Star
Steakhouse &  Saloon,  Inc., a Delaware  corporation  (the "Company"),  does hereby certify, to his knowledge, that:

The Annual  Report on Form 10-K for the fiscal year ended  December  31, 2002 of the Company (the "Report") fully complies with the requirements of Section 13(a)
or 15(d) of the Securities  Exchange Act of 1934, and the information  contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                /s/ Randall H. Pierce
                                                --------------------------------
                                                Randall H. Pierce
                                                Chief Financial Officer
                                                March 14, 2003